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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 3, 1998



                            Capital Automotive REIT
                            -----------------------
            (Exact name of registrant as specified in its charter)



Maryland                              000-23733                     54-1870224
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(State or other jurisdiction     (Commission file number)        (IRS Employer
 of incorporation)                                           Identification No.)



            1420 Springhill Road, Suite 525, McLean, Virginia 22102
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            (Address of Principal Executive Offices)     (Zip Code)


      Registrant's telephone number, including area code: (703) 288-3075


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM. 5.  OTHER EVENTS.

          CARS-DB1, L.L.C., a Delaware limited liability company, CARS-DB2, L.L.C., a Delaware limited liability company, CARS-DB3, L.P., a Delaware limited partnership, and CARS-DB4, L.P., a Delaware limited partnership, each a newly-formed subsidiary of Capital Automotive L.P., a Delaware limited partnership, of which Capital Automotive REIT, a Maryland real estate investment trust, is the sole general partner and majority limited partner, have entered into Loan Agreements dated as of November 18, 1998 with Global Alliance Finance Company, L.L.C., a Delaware limited liability company, as Lender, for secured loans evidenced by secured notes in the aggregate amount of $150,000,000. The notes are secured by certain real properties and the related improvements. The secured notes will mature on December 1, 2008 and accrue interest at the annual fixed rate of 7.67%. Monthly payments of interest only are due during the initial two years of the term and thereafter monthly principal and interest payments will be payable based on a 25-year amortization schedule. A portion of the proceeds from the notes were used to repay $13,000,000 of short-term bank borrowings with NationsBank, N.A. that would have matured on December 19, 1998 and accrued interest at a fluctuating rate equal to the LIBOR plus 150 basis points
(7.13 percent as of November 20, 1998). A portion of the proceeds of the notes were also used to repay a $50,000,000 bridge loan from Global Alliance Finance Company, L.L.C. that accrued interest at a fluctuating rate equal to the LIBOR plus 200 basis points (7.22% as of November 20, 1998). The balance of the proceeds will be used to fund the acquisitions of real property and improvements used by motor vehicle dealers and related businesses and for general working capital purposes.

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Exhibit   Description
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99.3      Loan Agreement dated as of November 18, 1998 between CARS-DB1, L.L.C.
          as Borrower and Global Alliance Finance Company, L.L.C. as Lender.

99.4 Loan Agreement dated as of November 18, 1998 between CARS-DB2, L.L.C. as Borrower and Global Alliance Finance Company, L.L.C. as Lender.

99.5 Loan Agreement dated as of November 18, 1998 between CARS-DB3, L.P. as Borrower and Global Alliance Finance Company, L.L.C. as Lender.

99.6 Loan Agreement dated as of November 18, 1998 between CARS-DB4, L.P. as Borrower and Global Alliance Finance Company, L.L.C. as Lender.

99.7      Text of Press Release dated November 23, 1998.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CAPITAL AUTOMOTIVE REIT



                                      By: /s/ DAVID S. KAY
                                         --------------------------------------
                                      Name:   David S. Kay
                                           ------------------------------------
                                      Title: Vice President and Chief Financial
                                            -----------------------------------
                                            Officer
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Date:  December 3, 1998
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